[USAA                        USAA MONEY MARKET FUND
EAGLE                   USAA TREASURY MONEY MARKET TRUST
LOGO (R)]                USAA TOTAL RETURN STRATEGY FUND
                        SUPPLEMENT DATED OCTOBER 24, 2006
                            TO EACH FUND'S PROSPECTUS
                              DATED AUGUST 1, 2006


Effective October 24, 2006, Anthony M. Era, Jr. will assume sole portfolio management responsibilities of the USAA Money Market Fund and the USAA Treasury Money Market Trust. He will also replace Pamela Bledsoe Noble as co-manager of the USAA Total Return Strategy Fund. Page 5 of each Fund's prospectus has been amended to reflect the following information:

     PORTFOLIO MANAGER(S)

     Anthony M. Era, Jr., assistant vice president of Money Market Funds, has managed the Fund since October 2006. He has 20 years of investment management experience and has worked for us for 19 years. Education: B.A., Creighton University, Omaha, Nebraska; master's degree in finance, University of Texas at San Antonio. Mr. Era is a member of the CFA
     Institute, the CFA Society of San Antonio, Financial Services Analysts Association, New York, and the National Federation of Municipal Analysts.




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